                                EXHIBIT (10)(b)


                        CONSENT OF INDEPENDENT AUDITORS

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Accountants and Financial Statements" in Post-Effective Amendment No. 14 under the Securities Act of 1933 and Post-Effective Amendment No. 16 under the Investment Company Act of 1940 to the Registration Statement (Form N-4 No. 33-49998) and the related Prospectus and Statement of Additional Information of Separate Account VA-2L of Transamerica Occidental Life Insurance Company and to the use of our report dated March 31, 2000 with respect to the statutory-basis financial statements of Transamerica Occidental Life Insurance Company and our report dated March 24, 2000 with respect to the financial statements of Separate Account VA-2L, both included in the Statement of Additional Information.

                                 /s/ Ernst & Young


Los Angeles, California
April 24, 2000